JUNE 27, 2019 R&D Day Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the success of any partnering opportunities; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

AGENDA 1 2 3 4 5 6 8 Introduction OV101 for Angelman Syndrome OV101 for Fragile X Syndrome Q&A and Break OV935 (soticlestat) for DEE Early Stage Research Programs 7 Expert Panel Discussion Closing Remarks and Final Q&A

Jeremy Levin DPhil, MB BChir Chairman, CEO Amit Rakhit MD, MBA CMO, Head of R&D Luke Rosen VP, Patient Engagement and Government Affairs Jana Oberman MPH, RAC VP, Global Regulatory Affairs Tom Parry PhD, MBA VP, Research & Early Development Ovid Speakers Today

External Experts Speaking Today Cesar Ochoa-Lubinoff MD, MPH, FAAP Head, Division of Developmental-Behavioral Pediatrics, Rush Children's Hospital - Rush University Medical Center Daniel Tarquinio DO, MS Founder, Center for Rare Neurological Diseases in Norcross, GA Alex Kolevzon MD Professor of Psychiatry and Pediatrics Director, Child and Adolescent Psychiatry Clinical Director, Seaver Autism Center

Board of Directors and Scientific Advisory Board

Board of Directors



Jeremy Levin, DPhil, MB BChir
Chairman of the Board of Directors and Chief Executive Officer, Ovid Therapeutics



Karen Bernstein, PhD
Co-Founder and Chairman of BioCentury Publications



Barbara Duncan
Former CFO, Intercept Pharmaceuticals



Bart Friedman
Partner of Cahill Gordon & Reindel LLP



Doug Williams, PhD
President, CEO and Member of the Board of Directors, Codiak BioSciences

Scientific Advisory Board



Matthew During, MD, DSc, FACP, FRACP
Chairman of SAB
Founder, Ovid Therapeutics; Founder, Nightstar Therapeutics



David Eidelberg, MD
Head of Susan and Leonard Feinstein Center for Neurosciences
Professor of Molecular Medicine and Neurology, Hofstra
Director of the NIH Morris K. Udall Center of Excellence for Parkinson's Disease Research



Howard Federoff, MD, PhD
Vice Chancellor of Health Affairs, Dean of the School of Medicine, University of California at Irvine



Jacqueline French, M.D.
Professor, NYU Langone Medical Center
Director of Translational Research at the Comprehensive Epilepsy Center
Chief Scientific Officer of the Epilepsy Foundation



Daniel Geschwind, MD, PhD
Senior Associate Dean and Associate Vice Chancellor of Precision Medicine Gordon and Virginia MacDonald Distinguished Chair in Human Genetics
Professor of Neurology and Psychiatry and Behavior Sciences
Director for the Center for Autism Research and Treatment
UCLA Health System and David Geffen School of Medicine

Ovid THERAPEUTICS

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Introduction Our vision is to transform the lives of people with rare neurological disorders We have selected areas where there are either no medicines or inadequate therapeutic options Each area provides for substantial commercial opportunities We have a robust pipeline of first-in-class therapeutics We have initiated our pivotal Phase 3 in Angelman syndrome and have a clear path to registration We anticipate significant value-creating news flow over the near term

We Address Unmet Need in Significant Populations



Estimated Patients in US [1]
80,000
60,000
40,000
20,000
0
~24,000
~70,000
~72,000 [1]
Other Rare Disorders
~12,000
~30,000
Angelman
Fragile X
Epilepsies
Duchenne
Cystic Fibrosis

[1] Based on estimated prevalence. Epilepsy estimate includes only four types currently represented in Ovid clinical studies: Dravet, LGS, Dup15q, CDD.

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What Have We Accomplished

2014
- Founded

2015
- Secured OV101 from Lundbeck

2016
- Orphan Drug Designation for OV101 in Angelman

2017
- Global Partnership with Takeda
- Initiated Phase 2 STARS in Angelman
- IPO
- Orphan Drug Designation for OV101 in Fragile X and for OV935 for Dravet & LGS

2018
- Fast Track Designation for OV101 in Angelman and Fragile X
- Announced Phase 2 STARS data for OV101 in adolescents and adults with Angelman
- FDA End of Phase 2 Meeting for OV101 for Angelman
- Announced Phase 1b/2a data for OV935 in patients with severe, refractory epilepsy

2019 and Near Term
- BfArM meeting for OV101 Angelman
- AAN selects STARS Phase 2 study for Top Science program
- FDA Type C meeting for OV101 for Angelman
- Initiated Phase 3 NEPTUNE trial in Angelman
- Data anticipated in the coming months for: OV935 ARCADE study in CDD & Dup15q, OV101 ROCKET study in Fragile X

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OV101: Late Stage Clinical Programs Angelman syndrome: First-in-class oral therapeutic and only drug in clinical development for Angelman syndrome Positive Phase 2 data informs FDA agreed sole primary endpoint Initiated single pivotal Phase 3 study (NEPTUNE) Topline data expected in mid-2020 Fragile X syndrome: Phase 2 signal-finding multi-dose (ROCKET) Data expected YE19 / Early 20

OV935 (soticlestat): Early and Mid-Stage Clinical Programs First-in-class oral anti-epileptic for rare epilepsies Major global partnership with Takeda Pharmaceutical Novel mechanism of action; potent inhibitor of cholesterol 24-hydroxylase Phase 2 for CDKL5 Deficiency Disorder (CDD), Dup15q Syndrome, Dravet Syndrome (DS) and Lennox-Gastaut Syndrome (LGS) Multiple near-term data milestones including: ENDYMION data (open label extension) expected Q3:19 ARCADE data (CDD and Dup15q Syndrome) expected Q1:20

R&D OVERVIEW Amit Rakhit, MD, MBA CMO, Head of R&D

Epilepsies Neurodevelopmental Conditions Strategic Focus on Rare Conditions of the Brain Dravet syndrome Lennox-Gastaut CDKL5 Deficiency Disorder Dup15q Syndrome Angelman syndrome Fragile X syndrome Rare Neurology

Strategic Focus on Rare Conditions of the Brain


PRODUCT CANDIDATE
INDICATION
RESEARCH
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
OV101
δ-selective GABA$_A$ receptor agonist
Angelman Syndrome
STARS – Completed
NEPTUNE – Initiated
ELARA OLE – Ongoing
Fragile X
ROCKET – Ongoing
OV935
CH24H inhibitor
CDKL5 Deficiency Disorder / Dup15q Syndrome
ARCADE – Ongoing
ENDYMION OLE – Ongoing
Dravet / LGS
ELEKTRA – Ongoing
ENDYMION OLE – Ongoing
OV329
GABA aminotransferase inhibitor
Treatment Resistant Epilepsy
OV881
microRNA
Angelman Syndrome

Ovid THERAPEUTICS
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Key Milestones: Expected in 2019 and Beyond

	2H 2019	2020 +
ANGELMAN SYNDROME	Q3 19: Begin enrollment in pivotal Phase 3 NEPTUNE trial Q3 19: EU ODD in Angelman syndrome 2H 19: EU Scientific Advice for Angelman syndrome	Mid-2020: Phase 3 NEPTUNE topline data Submit NDA for OV101 in Angelman syndrome (US) Submit MAA for OV101 in Angelman syndrome (EU)
FRAGILE X SYNDROME	YE19 / Early 20: Data from Phase 2 ROCKET study	Initiate pivotal in Fragile X
RARE EPILEPSIES	Q3 19: Interim data from ENDYMION study	Q1 20: Data from ARCADE study in CDD and Dup15q Complete enrollment in ELEKTRA study Initiate pivotal study in CDD / Dup15q Data from ELEKTRA study in DS and LGS patients Initiate pivotal study in DS/LGS

Note: Dotted line indicates subject to data readout

Ovid THERAPEUTICS

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Both FDA and BfArM agreed that a single pivotal study could support NDA/MAA Angelman Syndrome STARS study OV101 QD provides foundation for Phase 3 program given statistically significant effect in CGI-I versus placebo Favorable safety and tolerability profile Phase 3 NEPTUNE Alignment with FDA and BfArM (Germany) on study design, including sole CGI-I-AS endpoint Study initiated Topline readout mid-2020 Well positioned to execute on OV101 development program OV101 AS

Cesar Ochoa-Lubinoff, MD, MPH, FAAP Head, Division of Developmental-Behavioral Pediatrics, Rush Children's Hospital - Rush University Medical Center

Angelman Syndrome Need for effective treatment options could not be greater No approved therapies since condition first described in 1965.1 Treatment options are symptomatic and include anti-seizure therapies. Affects 1:12,000 to 20,000 people2,3 Affects males and females in equal numbers3 Characterized by profound developmental delay, ataxia and gait disturbance, sleep disorder, seizures, heightened anxiety & aggression, and severe speech impairments. Disease results from loss of functional UBE3A protein due to defect of UBE3A gene on maternal chromosome 15 Decreased extrasynaptic GABA levels lead to decreased tonic inhibition and resulting downstream clinical phenotype 1. Buiting K et al. Nat Rev Neurol. 2016;12:584-593. 2. NORD, NIH website, Genetics Home Reference and NCBI. 3. Bird LM. Appl Clin Genet. 2014;7:93-104.

Patients With Angelman Syndrome are Highly Social With a Typical Lifespan But Require Lifelong Support Characteristic features include frequent laughter and a happy demeanor1 Children with AS typically enjoy being social and want to communicate with others2 AS=Angelman syndrome. 1. Buiting K et al. Nat Rev Neurol. 2016;12:584-593. 2. Peters SU et al. Clin Genet. 2004;66:530-536. 3. Clayton-Smith J. Dev Med Child Neurol. 2001;43:476-480. 4. Larson AM et al. Am J Med Genet A. 2015;167A:331-344. 5. Griffith GM et al. J Genet Counsel. 2011;20:165-177. 6. Thomson A et al. Disabil Rehab. 2017;39:763-770. Many symptoms that develop in childhood persist into adulthood and can evolve as patient ages, often necessitating adjustment to care1,3 Some individuals currently living with AS are in their 60s and 70s1 Caregivers need to provide constant supervision and often experience pain, stress, anxiety, and exhaustion4-6

Neurological Dysregulation in Angelman Syndrome Results in Significant Impairments That Can Be Difficult to Manage

AREAS OF SIGNIFICANT IMPAIRMENT

Behavior

Heightened hyperactivity and anxiety can result in maladaptive behaviors, such as biting and pinching[1,2]

Sleep

Increased nighttime awakenings and diminished total sleep time[1]

Learning

Impaired cognitive performance and memory deficit are often evident[1-3]

Motor

Uncoordinated movements, tremors, and abnormal gait limit mobility and independence with walking[1,3]

Communication

Significantly delayed; little or no verbal speech often leads to frustration and aggression for patients due to inability to communicate effectively[2,3]



AS=Angelman syndrome;

1. Buiting K et al. *Nat Rev Neurol.* 2016;12:584-593 2. Bird LM. *Appl Clin Genet.* 2014;7:93-104. 3. Wheeler AC et al. *Orphanet J Rare Dis.* 2017;12:164.

No Currently Approved Pharmacological Therapies for Angelman Syndrome

- Current therapies do not target the neuropathophysiology of AS[1,2]
- 81% of patients take multiple concurrent medications to address individual symptoms with limited success[3-6]

Current Medical Practice is Largely Inadequate for Treating AS

	AS Pharmacological treatment	Unmet need
Behavior	• **Stimulants** for hyperactivity • **Antipsychotics (e.g., risperidone)** for aggressive and disruptive behaviors[6,8] • **Buspirone and benzodiazepines (e.g., clobazam, clonazepam)** for anxiety[7]	• No evidence-based studies have indicated the efficacy of these treatments in AS • Adverse events can be significant and may exacerbate other aspects of the disease[2-4]
Sleep	• **Melatonin** has been successful for many individuals and is commonly used. - ∝ agonists (e.g., clonidine), benzodiazepines (e.g., clonazepam), and antidepressants (trazodone) are used to treat sleep problems in AS [1,7]	• Response to melatonin is variable and efficacy may be lost over time[10] • Response to all these medications is variable. Side effects must be carefully monitored.[2]
Seizures	• Long-term anti-seizure medication is standard • **Valproic acid, clonazepam, lamotrigine** and levetiracetam have greatest efficacy [1,9]	• Patients with AS present with multiple seizure types that are sometimes refractory to medications[11]

AS=Angelman syndrome

1. Buiting K et al. *Nat Rev Neurol.* 2016;12:584-593. 2. Lozano R et al. *Intractable Rare Dis Res.* 2016;5:145-157. 3. Didden R et al. *Am J Ment Retard.* 2004;109:275-284. 4. Aubertin G et al. https://fragilex.org/wp-content/uploads/2012/08/Medications_for_Individuals_with_Fragile_X_Syndrome2012-Oct.pdf. Updated October 2012. Accessed June 21, 2018. 5. Raspa M et al. Poster presented at: AAN 2018. P314. 6. Cabo R et al. Poster presented at: NORD 2017. 7. Prasad A et al. *Am J Med Genet A.* 2018;176:1327-1334. 8. Angelman Syndrome News. https://angelmansyndromenews.com/treatments-for-angelman-syndrome/. Accessed June 11, 2018. 9. Margolis SS et al. *Neurotherapeutics.* 2015;12:641-650. 10. Braam W et al. *J Intellect Disabil Res.* 2010;54:547-555. 11. Thibert RL et al. *Epilepsia.* 2009;50:2369-2376.

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Management of AS is Currently Limited to Supportive Care

Following diagnosis, families of individuals with AS are often referred to specialists, therapists, and specialized school programs; most children benefit from physical, speech, and occupational therapy[1,2]



Physical therapy

Assistance with walking and movement problems with the aim to improve strength, posture, and balance[3,4]



Speech therapy

Use of augmentative communication strategies, such as communication devices, picture cards, or modified sign language[3]



Occupational therapy

Focuses on engagement and social participation[5]

Behavioral Therapy | Special Education

1. Ovid Data on File. 2. National Organization for Rare Disorders. https://rarediseases.org/rare-diseases/angelman-syndrome/. Accessed June 14, 2018. 3. Margolis SS et al. *Neurotherapeutics.* 2015;12:641-650. 4. Flavell L. Angelman Syndrome News. https://angelmansyndromenews.com/treatments-for-angelman-syndrome/. Accessed June 11, 2018. 5. Walz NC, Baranek GT. *Am J Occup Ther.* 2006;60:472-479.

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The complex clinical presentation of AS requires ongoing specialized multidisciplinary medical care. The Rush Angelman Syndrome clinic provides a multi-disciplinary and specialized approach to patients with AS. It works a consultation program and also provides ongoing care. Clinicians meet, discuss patients clinical problems and make joint recommendations for treatment interventions. The most common clinical problems presented by our patients include behavior-emotional dysregulation, sleep, seizures, gastroesophageal reflux and constipation. Genetic diagnosis Neurology Patients present with symptoms, including delayed motor milestones, ataxia, behavioral patterns, seizures and microcephaly Average Diagnosis at 21 months Rehabilitation Medicine Orthopedic surgery Speech & Language Therapy Occupational and Physical therapy Developmental/ psychological testing Behavioral Therapy Psychopharmacology to treat: Hyperactivity Anxiety Aggression Mood Dysregulation Ears/Nose/Throat Gastroenterology Sleep Medicine Ophthalmology Developmental & Behavioral Medicine Rehabilitation Medicine/Therapy

Luke Rosen Vice President, Ovid Therapeutics Patient Engagement and Government Affairs

Caregiver Perspective: Understanding the Significant Unmet Need in AS https://www.dropbox.com/s/nh6hx6iro1jipxb/AS%20Video.mov?dl=0

OV101 for Angelman Syndrome Amit Rakhit, MD, MBA CMO, Head of R&D

Background on Angelman Syndrome and OV101

Angelman Syndrome

Multi-symptomatic genetic condition caused by impaired tonic inhibition

- Loss of function in UBE3A gene on maternal chromosome 15 disrupts GABA signaling and results in impaired tonic inhibition
- Decreased tonic inhibition causes the brain to become inundated with excitatory signals resulting in a wide range of symptoms



Presynaptic Neuron
GABA production
GABA transporter
Angelman syndrome
GABA
Synaptic
Extrasynaptic
Post-synaptic Neuron
HEALTHY
ABNORMAL

OV101

Restores impaired tonic inhibition

- Highly selective extrasynaptic $GABA_A$ receptor ($GABA_AR$) agonist, which binds to the δ-subunit of $GABA_AR$ as an orthosteric agonist
- Differentiated from other $GABA_A$ modulators
- Restores deficits in tonic inhibition in a preclinical mouse model of Angelman syndrome
- Has the potential to normalize tonic inhibition in humans

UBE3A, ubiquitin protein ligase E3A; GABA, γ-aminobutyric acid.

Ovid THERAPEUTICS 26

OV101: Preclinical Proof-of-Concept in AS

Effect on Movement, Posture and Gait

- Animal model for AS developed only recently
  - UBE3A gene-knockout mouse model
  - Replicates impaired motor function of AS
- In AS mouse model, OV101:
  - Restored tonic inhibition in cerebellar cells
  - Corrected motor phenotype
  - Improved gait and balance
  - Decreased clasping reflex


Control
UBE3A deficient
OV101-treated

Source: Egawa et al., Decreased tonic inhibition in cerebellar granule cells causes motor dysfunction in a mouse model of Angelman Syndrome. Science Translational Medicine **4**, 163ra157, 5 December 2012

Ovid THERAPEUTICS
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OV101 Clinical Development Plan in Angelman Syndrome STARS data highlighted as one of three presentations at AAN’s 2019 Top Science Press Conference STARS  Phase 2 Study completed in Q3’18 ELARA Open Label Extension Study started in Q1’19 NEPTUNE Phase 3 Initiated Registration Package

STARS: A Phase 2 Clinical Trial in Angelman Syndrome



Screening
Baseline & Randomize (1:1:1)
Placebo (placebo morning, placebo night)
OV101 QD (placebo morning, 15 mg evening)
OV101 BID (10 mg morning, 15 mg evening)
-2
0
6
12
Assessment Points (weeks)

Trial Design and Key Inclusion Criteria

- 88 adults and adolescents
- 12 sites in US, 1 site in Israel
- Age 13–49 years, inclusive
- Genetic diagnosis of Angelman syndrome
- Receiving a stable regimen of concomitant medications for at least 4 weeks prior to baseline*

Outcome Measures

Primary Outcome Measure:

- Safety and tolerability of OV101 vs placebo

Exploratory Outcome Measures:

- Efficacy measures of OV101 vs placebo

Ovid THERAPEUTICS

* Excluding, poorly controlled seizure activity, concomitant use of minocycline, levodopa, zolpidem, zaleplon, eszopiclone, ramelteon, or cannabinoid derivatives or any other investigational agent, device, and/or procedure.
BID=twice a day; QD=every day.

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STARS: OV101 Achieved the Primary Endpoint of Safety and Tolerability The most frequent AEs across OV101 and placebo arms were vomiting, somnolence, irritability, aggression, and fever There were no deaths across OV101 and placebo arms * Descriptive data. † Drug-related TEAEs (n=4 subjects): Placebo - 1 irritability; BID – 1 seizure, 1 myoclonus, 1 irritability/anxiety/sleep disorder. AE=adverse event; BID=twice a day; QD=every day; SAE=serious adverse event; TEAE=treatment-emergent adverse event. Incidence n (%)* Placebo (n=29) OV101 QD (n=29) OV101 BID (n=29) At least 1 TEAE 25 (86.2) 27 (93.1) 25 (86.2) Mild TEAE 23 (79.3) 23 (79.3) 23 (79.3) Moderate TEAE 9 (31.0) 15 (51.7) 9 (31.0) Severe TEAE 0 1 (3.4) 4 (13.8) Drug-related TEAE 13 (44.8) 18 (62.1) 19 (65.5) AE-related withdrawals† 1 (3.4) 0 3 (10.3) SAEs 0 1 (3.4) 1 (3.4) The majority of AEs were mild, and discontinuations due to AEs were low 2 subjects experienced SAEs of worsening seizures (1 deemed possibly related, 1 not related)

STARS Demonstrated Meaningful Improvement in Efficacy Changes in global function as measured by CGI-I provided support for primary endpoint selection for NEPTUNE Global Function: Statistically significant improvement on CGI-I scale Sleep: Reduction in latency to sleep onset and improvement in clinical impressions of overall sleep Motor: Changes (post hoc) in gait, activities of daily living Global Function Sleep Motor

CGI-I is the Most Appropriate Way to Assess Clinical Benefit in Angelman Patients Validated measure used in neurology and psychiatry trials Clinician assessed Co-primary or key secondary endpoint in several FDA-approved and ongoing clinical trial programs including: Nuplazid (Psychosis), Intuniv (ADHD) Captures the improvement in the totality of a patient’s symptoms Each patient represents his/her own control providing sensitivity and validity in measuring change in a highly heterogenous disorder Neurodevelopmental conditions like AS are highly heterogeneous Individual patients with AS have varying degrees of impairment with sleep, communication, behavior, motor, or seizures CGI-I (Clinical Global Impression-Improvement) Changes of even 0.5 points can be considered clinically meaningful Patients Rated on a Likert 7-Point Scale 1 = very much improved 2 = much improved 3 = minimally improved 4 = no change 5 = minimally worse 6 = much worse 7 = very much worse

*Least-square mean difference [Drug-Placebo] (95% CI) was -0.78 (-1.22, -0.35) with OV101 QD and -0.21 (-0.64, 0.22) with OV101 BID. AS=Angelman syndrome; BID=twice a day; CGI-I=Clinical Global Impressions–Improvement; QD=every day. Bird LM et al. Poster presented at: AACAP 2018. P=0.3446 P=0.0006 Value of 4 represents no change on CGI-I STARS Data Supports Once a Day Dosing for the Phase 3 NEPTUNE Trial

STARS Subjects Receiving OV101 QD Showed Greatest Improvement in CGI-I at Week 12 AS=Angelman syndrome; BID=twice a day; CGI-I=Clinical Global Impressions–Improvement; QD=every day. Bird LM et al. Poster presented at: AACAP 2018. Subjects in Each CGI-I Score Category (%) 22.2 66.6 42.8

Jana Oberman, MPH, RAC Vice President, Ovid Therapeutics Global Regulatory Affairs

OV101 Regulatory Strategic Overview Expedited Registration Supported by Streamlined Global Development Plan: Planned filing package = Phase 3 NEPTUNE study (single pivotal trial) + Phase 2 STARS study (supportive evidence) Extensive safety database US: Fast Track and Orphan Drug Designation (ODD) EU: ODD positive opinion from COMP and SME Positive Feedback From Regulators: US: FDA EOP2 & Type C Guidance EU: BfArM Strategic Positioning: First in disease, first-in-class, first-line treatment for individuals with Angelman syndrome

CGI-I was highly significant in STARS and served as basis for endpoint selection for Phase 3 trial Consistent with CGI-I scale utilized in STARS Developed anchors and clinician training materials specific to the core signs and symptoms of Angelman syndrome, including communication, sleep, behavior and motor function Ovid named Angelman syndrome-specific CGI-I: CGI-I-AS CGI-I-AS to serve as the sole primary endpoint to measure clinical benefit in the Angelman syndrome population Clear Regulatory Path Forward to Registration for OV101 for Angelman Syndrome

US Regulatory Interactions Based on Ovid’s interactions with FDA on Phase 3 design and registration path, FDA agrees: with the use of CGI-I-AS as sole primary outcome measure with NEPTUNE key study design elements including age group, study population, endpoint selection, and statistical analysis plan (SAP) that NEPTUNE is adequately designed to serve as a single pivotal trial to support registration for the treatment of Angelman syndrome

EU Regulatory Interactions BfArM (Germany) National Scientific Advice (SA) Key Objectives: de-risk future interactions with CHMP and relationship-building with key member state in assessment of rare neurological conditions BfArM agrees: with the use of CGI-I-AS as sole primary outcome measure that NEPTUNE is adequately designed to serve as a single registration trial to support MAA Expressed interest in serving as rapporteur/co-rapporteur Ongoing: EMA Centralized SA Procedure PDCO feedback on Pediatric Investigational Plan (PIP) CHMP Scientific Advice Meeting

Amit Rakhit, MD, MBA CMO, Head of R&D

NEPTUNE – Pivotal Phase 3 Study in Angelman Syndrome Initiated; Anticipate Data by Mid-2020



Screening
Baseline & Randomize (1:1)
Placebo (at bedtime)
OV101 QD (weight based dosing, at bedtime)
-2
0
6
12
Assessment Points (weeks)

Objectives

Primary endpoint: CGI-I-AS at Week 12 of OV101 vs placebo.

Secondary endpoints:

- Sleep measures
- Communication, motor skills, socialization, daily living skills, and maladaptive behavior domains, as assessed by the Vineland Adaptive Behavior Scale 3rd edition
- Change in CGI-S-AS Symptoms Overall

Trial design

- Randomized, double-blind, Phase 3 study based on FDA feedback
- Up to 15 sites in United States, Israel, Australia and Europe
- Approximately 60 subjects (ages 4 –12 years)
- Approximately 5 subjects ages 2-3 years for safety only
- 95% powered to detect a 0.8 difference in CGI-I-AS

Ovid THERAPEUTICS

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NEPTUNE Inclusion and Exclusion Criteria Similar to Phase 2 Stars Genetic diagnosis of AS Ages 4-12yr, plus age 2-3yr safety only Has a CGI-S-AS score of 3 or more Meets the following age-appropriate body weight criteria: Subjects 2 to 3 years old must have a minimum body weight of 9 kg. Subjects 4 years and older must be between 17 kg and 64 kg (inclusive). Has poorly controlled seizures Cannot tolerate wearing the actigraph during the 28-day screening period of the study Use of benzodiazepines, zolpidem, zaleplon, zopiclone, eszopiclone, barbiturates, or ramelteon for sleep, or minocycline or levodopa within the 4 weeks prior to Day 1 or during the study Key Exclusion Criteria Key Inclusion Criteria

Using Clinical Global Impressions of Severity (CGI-S-AS) to Anchor Improvement (CGI-I-AS) CGI-S-AS utilizes anchors specific to AS to capture severity across multiple domains at a given time point (e.g. baseline) Anchors reflect a range of AS development and symptomatology and include behavior, motor, communication, and sleep CGI-I-AS measures change compared to baseline severity to be completed at Week 6 and Week 12 Placebo (at bedtime) OV101 QD (weight based dosing, at bedtime) -2 0 6 12 Assessment Points (weeks) CGI-S-AS CGI-I-AS CGI-I-AS Screening Baseline & Randomize (1:1)

Example of an Anchor: CGI-S-AS Behavior Domain Domain Severity = 1 Normal, Not At All Impaired Severity = 2 Borderline, Slightly Impaired Severity = 3 Mildly Impaired Severity = 4 Moderately Impaired Severity = 5 Markedly Impaired Severity = 6 Severely Impaired Severity = 7 Among The Most Severely Impaired Behavior Normal; typical child May interfere with day to day functioning Mildly interferes with day to day functioning May start to impact outings to community Moderately interferes with day to day functioning Community outings may require preparation Markedly interferes with day to day functioning Community outings are only possible with modest preparation Severely interferes with day to day functioning Community outings are only possible with extensive preparation Profoundly interferes with day to day functioning Outings to community are rare

Fragile X Syndrome OV101 normalizes anxiety, irritability, repetitive behaviors and hyperactivity in animal models of Fragile X ROCKET Phase 2 signal-finding study to assess: Three different daytime dose regimens Safety and tolerability (primary endpoint) Changes in behavioral symptoms Data expected YE19 / Early 20    OV101 FXS

Alex Kolevzon, MD Professor of Psychiatry and Pediatrics, Icahn School of Medicine at Mount Sinai; Director, Child and Adolescent Psychiatry; Clinical Director, Seaver Autism Center

Significant Unmet Medical Need No approved therapies Current treatment options limited to physical, behavior, communication, and symptomatic therapy Most common inherited form of intellectual disability Prevalence ~ 1:4,000 males,~ 1:8,000 females* Diagnosed around 3 years; life-long condition Characterized by anxiety, aggression, hyperactivity, attention deficits, sleep and communication disruption Caregivers provide extensive support—preparation of meals, household chores, transportation, medications, bathing, dressing, feeding, physical and emotional and social care *Source: Murray et al 1997 1(4) Health Technol Assess. Fragile X Syndrome

Neurological Dysregulation in Fragile X Syndrome Results in Significant Impairments That Can Be Difficult to Manage

AREAS OF SIGNIFICANT IMPAIRMENT

Behavior

Hyperactivity, anxiety, and increased sensitivity to auditory stimuli[1]

Sleep

Disrupted sleep patterns[2]

Learning

Cognitive dysfunction is evident[2]

Motor

Reduced fine motor skills are seen, which may be impacted by cognitive ability[3]

Communication

Delayed speech development and impaired use of language in social settings are present; language deficits are exacerbated by concomitant autism[3,4]



FXS=fragile X syndrome.

1. Olmos-Serrano JL et al. *Dev Neurosci.* 2011;33:395-403. 2. Lozano R et al. *Neuropsychiatr Dis Treat.* 2014;10:1769-1779. 3. Zingerevich C et al. *J Intellect Disabil Res.* 2009;53:11-18. 4. Klusek J et al. *J Speech Lang Hear Res.* 2014;57:1692-1707.

Symptom Domains for Treatment

Approach to Treatment of FXS A multidisciplinary team is needed: Psychiatry Psychology Neurology Clinical genetics/genetic counseling

Core behavior Underlying cause A New View on Treatment

Developing Novel Therapeutics Autism Gene Discovery Model Systems Pathophysiology Drug Development Novel Therapeutics

Molecular Mechanism Of FXS X-linked inheritance with highly variable penetrance; Caused by unstable trinucleotide (CGG) repeat expansion at Xq27.3; Trinucleotide expansion leads to hypermethylation and gene silencing with corresponding loss of Fragile X Mental Retardation Protein (FMRP); FMRP is an mRNA-binding protein that regulates protein synthesis and synaptic plasticity; Lack of FMRP leads to dysregulated protein translation and abnormalities in signaling pathways, including loss of tonic inhibition.

OV101 For Fragile X Syndrome Amit Rakhit, MD, MBA CMO, Head of R&D

FMR1 Gene Mutations Disrupt GABA Signaling and Result in Impaired Tonic Inhibition

FXS

Decreased or absent FMRP[2]

Decreased GABA production[2]

Decreased extrasynaptic GABA[1,3,4]

Decreased tonic inhibition[1,3,4]

Decreased tonic inhibition causes the brain to become inundated with excitatory signals resulting in a wide range of symptoms[1,3,4]



Presynaptic Neuron
GABA production
GABA transporter
Fragile X syndrome
GABA
synaptic
extrasynaptic
Post-synaptic Neuron
HEALTHY
ABNORMAL

Ovid THERAPEUTICS

FMRP=fragile X mental retardation protein; FXS=fragile X syndrome; GABA=γ-aminobutyric acid;

1. Egawa K et al. *Sci Transl Med.* 2012;4:163ra157. doi:10.1126/scitranslmed.3004655. 2. Olmos-Serrano JL et al. *Dev Neurosci.* 2011;33:395-403. 3. Wu C, Sun D. *Metab Brain Dis.* 2015;30:367-379. 4. Bagni C et al. *J Clin Invest.* 2012;122:4314-4322.

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OV101 Normalizes Anxiety, Irritability, Repetitive Behaviors and Hyperactivity in FXS Mice Anxiety-like Behaviors Irritability / Aggressive Behaviors Repetitive Behaviors Hyperactive Behavior Fmr1 y/- mice (KO2) Treated with vehicle or OV101 30 min prior to behavioral testing

OV101 Clinical Development Plan in Fragile X Syndrome Phase 2 – signal finding data expected YE 2019 / early 2020 ROCKET

ROCKET: Phase 2 Signal Finding in Fragile X Syndrome to Assess Safety, Tolerability, Efficacy, and Optimal Dose


Screening
Baseline & Randomize (1:1:1)
OV101 5 mg QD
OV101 5 mg BID
OV101 5 mg TID

Endpoints

Primary Endpoint:

- Safety and tolerability of OV101 over 12 weeks across 3 daily dosing regimens

Secondary Endpoint:

- Changes in behavior (ABC-C, ADAMS) at 12 weeks

Key Inclusion Criteria

- Adult and adolescent males with diagnosis of FXS (n~20-30)
- Ages: 13–22 years
- CGI-S score of ≥ 4
- IQ under 75

Sites – 8 in US and 1 in Israel

Ovid THERAPEUTICS

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Key Milestones Expected in 2019 and Beyond for OV101 2020 + 2H 2019 Q3 19: Begin enrollment in pivotal Phase 3 NEPTUNE trial Mid-2020: Phase 3 NEPTUNE topline data Submit NDA for OV101 in Angelman syndrome (US) Q3 19: EU ODD in Angelman syndrome 2H 19: EU Scientific Advice for Angelman syndrome Submit MAA for OV101 in Angelman syndrome (EU) ANGELMAN SYNDROME YE19 / Early 20: Data from Phase 2 ROCKET study Initiate pivotal in Fragile X FRAGILE X SYNDROME Note: Dotted line indicates subject to data readout

Q&A ON OV101 PROGRAMS

OV935 (soticlestat) Partnered with

Caregiver Perspective: Understanding the Significant Unmet Need in DEE https://www.dropbox.com/s/e0ypugip3bg6ocj/Rare%20Epilepsy%20Video.mov?dl=0

Robust clinical program for developmental and epileptic encephalopathies (DEE) patients In adult study (-2001) Drug with good safety profile and generally well tolerated Reduced seizure over time in DEE ENDYMION (open label extension) to evaluate long term safety and efficacy Interim data Q3:19 Open-label ARCADE study for early signal finding Data Q1:20 ELEKTRA study is POC for DS and LGS Ongoing recruitment into 2020 Strong preclinical data support clinical development Rare Epilepsies Novel CH24H enzyme target & unique MOA OV935 (soticlestat)

Daniel Tarquinio, DO, MA Founder, Center for Rare Neurological Diseases in Norcross, GA

Developmental and Epileptic Encephalopathies (DEE): Unmet Needs Neurodevelopmental disorders are characterized by persistent severe seizures with increased risk of sudden unexpected death and concomitant cognitive, developmental, and behavioral issues1,2 Cause significant impact on both patients and caregivers1,2 Symptoms often begin in infancy or early childhood and persist throughout patients’ lives2,3-6 Epileptic symptoms are highly treatment-resistant to multiple conventional antiepileptic drugs (AEDs), with few or no FDA-approved therapies1,5,7-10 Lennox-Gastaut Syndrome (LGS) Selected Rare DEE: Dravet Syndrome (DS) CDKL5 Deficiency Disorder (CDD) Chromosome 15q Duplication Syndrome (Dup15q) 1. Bayat A et al. Epilepsia. 2015;56:e36-39. 2. Campbell JD et al. Epilepsy Behav. 2018;80:152-156. 3. Lindy AS et al. Epilepsia. 2018;59:1062-1071. 4. Genetics Home Reference. https://ghr.nlm.nih.gov/condition/cdkl5-deficiency-disorder. Accessed January 4, 2019. 5. Lennox Gastaut Syndrome Foundation. http://www.lgsfoundation.org/aboutlgs. Accessed January 4, 2019. 6. Finucane BM et al. Gene Reviews®. Washington: University of Washington, Seattle; 2016. 7. Genetic and Rare Diseases Information Center. https://rarediseases.org/rare-diseases/lennox-gastaut-syndrome/. Accessed January 4, 2019. 8. Dup 15q Alliance. https://www.dup15q.org/. Accessed January 4, 2019. 9. Nieh SE, Sherr EH. Neurotherapeutics. 2014;11:796-806. 10. Genetic and Rare Disease Information Center. https://rarediseases.info.nih.gov/diseases/10430/dravet-syndrome. Accessed January 4, 2019.

DEE Encompass Diverse Etiologies and Have Limited Approved Treatment Options

	CDKL5 Deficiency Disorder (CDD)	Chromosome 15q Duplication Syndrome (Dup15q)	Dravet Syndrome (DS)	Lennox-Gastaut Syndrome (LGS)
Etiology	Mutations in *CDKL5* gene on X chromosome	Duplication in chromosome 15q11.2-q13.1 region	80% have mutations in *Scn1a* gene	Multiple
Age of onset	Birth–3 months	6 months–9 years	Birth–1 year	2–5 years
Prevalence	~1:40,000–1:60,000	~1:30,000	~1:15,000–1:21,000	~1:11,000
Clinical Manifestations	• Long, intractable seizures, periods of repeated seizures • Mainly affects females • Atypical hypsarrhythmia pattern on EEG over time • Repetitive hand movements • Hypotonia	• Hypotonia, motor delays, ASD symptoms, anxiety disorder • Infantile spasms progressing to LGS-type syndrome	• Prolonged focal than can evolve to generalized convulsive tonic-clonic seizures • First seizure associated with fever in 60% of cases • Developmental delay	• Drop seizures • Multiple seizure types • More common in males • Intellectual disabilities along with psychiatric comorbidities • Distinctive EEG brain wave pattern
FDA-approved Therapies	None	None	Epidiolex® (cannabidiol), stiripentol	Lamotrigine, topiramate, felbamate, rufinamide, clobazam, clonazepam, Epidiolex® (cannabidiol)

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Clinical Concerns and Unmet Needs in Developmental and Epileptic Encephalopathies Based on Dr. Tarquinio’s clinic data.

Comparison of Issues Domain CDD Dup15q Seizures Age of Onset Early - Spasms Early - Spasms Epilepsy Nearly 100% Majority Tx Response Transient, Poor Transient, Poor Severity Varies – Multiple Daily Varies – Weekly/Monthly SUDEP Present Present Behavior Autistic Disruptive, Aggressive Communication Absent or Limited Speech Absent or Limited Speech ADLs Markedly limited Variable limitations Vision Often CVI Minor – Nystagmus

Multidisciplinary Management Internal Resources Epilepsy, Sleep Nutrition Augmentative Communication Case Management/Social Work LiteGait PT Routine/Overnight EEG, ECG Biometrics (seizures, breathing) Research team Referral Network Physical Therapy / Occupational Therapy GI Orthopedics Physiatry/Robotic Therapy Pulmonary Neuro-ophthalmology Genetics Cardiology

Treatment Goals Seizure Control Communication Behavior Sleep Nutrition/GI Activities of Daily Living (Mobility, Hand use)

Summary of Unmet Needs Epilepsy Seizure burden Seizure-free days Encephalopathy Communication Communication and cognition standards Behavior ADLs – barriers with maturity Measurement standards for Quality of Life

OV935 (soticlestat) Amit Rakhit, MD, MBA CMO, Head of R&D

CH24H is a Novel Target That Potentiates Glutamatergic Signaling

CH24H is a cytochrome p450 enzyme with a disease-specific role[1,3,4]

In physiologic conditions

- ~25% of total body cholesterol resides in the brain with a turnover of <1%[1,2]
- CH24H converts brain cholesterol into **24S-hydroxycholesterol (24HC)** for normal CNS function[2]
  - Present in neuronal membrane for proper development and function[2]

In epilepsy pathology

- 24HC acts as a positive allosteric modulator of NMDA receptor, **potentiating glutamatergic signaling associated with epilepsy**[3]
- CH24H is induced in glia (e.g., astrocytes)[4]
  - Increased expression of CH24H **can disrupt the reuptake of glutamate by astrocytes, resulting in epileptogenesis and excitotoxicity**[4,5]



EPILEPTOGENIC INSULT
Cholesterol
CH24H
↑ 24HC
↑ Modulation of NMDA Receptor
↑ Modulation of Glial Function
↑ Glutamate Release
↑ Inflammation
↑ Tissue Excitability
Epilepsy

Ovid THERAPEUTICS

1. Schmidt D, Schachter SC. *BMJ.* 2014. doi:10.1136/bmj.g254. 2. Russell DW et al. *Annu Rev Biochem.* 2009;78:1017–1040. doi:10.1146/annurev.biochem.78.072407.103859. 3. Rogawski et al. *Cold Spring Harb Perspect Med.* 2010. 4. Salamone A. *Epilepsia.* 2018. 5. Barker-Haliski M, White HS. *Cold Spring Harb Perspect Med.* 2015.

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OV935 (soticlestat): A Highly-selective First-in-Class CH24H Inhibitor in Development to Reduce Glutamatergic Signaling and Help Improve Seizure Control

OV935 **inhibits CH24H** resulting in a dose-dependent reduction in plasma **24HC levels**[1]

Reducing 24HC levels **mediates reduced glutamatergic signaling, modulation of glial (ie, astrocyte and microglia) function and activation, and reduced inflammation**[1]

Thus, OV935 has the potential to reduce seizure susceptibility and improve seizure control[1]

OV935 may provide benefit through mechanisms that are not targets of conventional AEDs[1,2]

Mechanism of OV935[1,2]



EPILEPTOGENIC INSULT
OV935
CH24H
Cholesterol
↑ 24HC
↑ Modulation of NMDA Receptor
↑ Modulation of Glial Function
↑ Glutamate Release
↑ Inflammation
↑ Tissue Excitability
Epilepsy

1. Salamone A et al. Poster presented at: ECE 2018. 2. Nishi T et al. Poster presented at: AAN 2018.

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Preclinical Studies Support the Potential Role of CH24H Inhibition in Reducing Glutamate Fig 1. Proof of Mechanism: Effect of OV935 on Brain 24HC Levels in Mouse Model Fig 2. Proof of Mechanism: Effect of OV935 on Extracellular Glutamate in Mouse Model P<0.01 40 35 30 25 20 15 10 5 0 Control OV935 Glutamate Elevation (fold increase) P<0.025 P<0.025 Vehicle 0.1 1 10 0 -10 -20 -30 -40 -50 -60 24HC Lowering (% change from vehicle) OV935 (mg/kg) Proof of Mechanism OV935, which inhibits CH24H, reduced brain 24HC levels and extracellular glutamate in mice supporting the potential role of CH24H in glutamate regulation (Fig 1 and 2)1 . 1. Nishi T et al. Poster presented at: SfN 2018.

OV935 (soticlestat) Significantly Reduced Seizure Burden and Improved Survival in a Preclinical DS Mouse Model Study Fig 1. Seizure-free Rate P<0.0001 Control (n=60) OV935 (n=100) 100 80 60 40 20 0 Percent seizure free Fig 2. Survival Rate P<0.0001 Percent survival 50 40 30 20 10 0 Age (Days) Control (n=60) OV935 (n=100) 100 75 0 50 25 Scn1a+/- DS mouse model exhibits several features of DS, including spontaneous seizures, hyperthermia-induced generalized tonic-clonic seizures, and sudden death Role in neuroprotection: Reduced glutamate excitotoxicity and improved cognitive function2 Reduced total seizure burden: Delayed acquisition of kindling seizures*3 Prevented progression of spontaneous recurrent seizures4 Increased seizure threshold against environmental stimuli4 Improved survival: Protection from seizure-related mortality1,4 Potential anti-epileptogenic Robust effect in seizure models *Kindling model is the most common animal model used to study epileptogenesis; characterized by a progressive increase in seizure susceptibility due to continuous stimuli to specific regions of the brain. 1. Nishi T et al. Poster presented at: SfN 2018. 2. Hasegawa S et al. Poster presented at: SfN 2018. 3. Nishi T et al. Poster presented at: AES 2017. Abstract 2.260. 4. Hawkins NA et al. Oral presentation at: AES 2018. Abstract1.286. Images adapted from Nishi SfN 2018.

OV935 (soticlestat) Was Evaluated in a 12-Week Phase 1b/2a Study in Adult Patients With DEE Two-Part Trial Design Part 1 Double-blind Tx (30 days) Part 2 Open-label Tx (60 days) Follow-up (30 days) Safety and PK assessments Safety, PK, and exploratory assessments OV935 BID End of trial Screening/baseline Randomization (N=18) Placebo BID (n=4) OV935 BID (n=14) Key Inclusion Criteria Endpoints Part 1: Randomized, double-blind, placebo-controlled Part 2: Open label  Adult patients; age, 18–65 years Established diagnosis of DEE At least 1 bilateral motor seizure at baseline Primary: Safety and tolerability Secondary: Pharmacokinetic (PK) parameters Exploratory: 24HC plasma levels Change in seizure frequency from baseline

In Phase 1b/2a Study, OV935 (soticlestat) Was Generally Safe and Well Tolerated †Four patients discontinued due to AEs in OV935 treatment arms; Part 1: weakness (n=1); difficulty with walking/worsening lethargy (n=1); Part 2: seizure cluster (n=2) † † All SAEs were seizure clusters in three patients. * Most common TEAE defined as ≥2 subjects in any group †† Safety set: All patients who received at least one dose of study drug Number of TEAEs Part 1 Part 2 Placebo (n=4) OV935 (n=14) All (N=16) TEAEs 10 (100) 36 (100) 40 (100) Mild TEAE 10 (100) 32 (89) 31 (78) Moderate – 3 (8) 6 (15) Severe TEAE – 1 (3) 3 (8) AE-related withdrawal† – 3 (8) 2 (5) SAEs†† – 1 (3) 4 (10) Number of subjects with most common TEAEs, any group; number (%)*†† Part 1 Part 2 Placebo (n=4) OV935 (n=14) All (N=16) Dysarthria – 3 (21.4) – Fatigue 1 (25.0) 2 (14.3) – Headache 1 (25.0) 2 (14.3) – Insomnia – – 3 (18.8) Lethargy – 2 (14.3) 2 (12.5) Seizure – – 3 (18.8) Upper respiratory tract infection – 2 (14.3) 1 (6.3)

OV935 Demonstrated 61% Reduction in Median Seizure Frequency at Day 92; 24HC Showed Potential as a Plasma Biomarker



Median Reduction from Baseline in Total Seizures* per 28 Days
(FSA, Part 2, excluding patients on perampanel)
0%
20%
40%
60%
80%
100%
Reduction
n=13
37%
n=11
41%
n=11
61%
69
85
92
Time (Study Days)



OV935 Treatment Reduced 24HC Plasma Levels
Part 1
OV935 vs placebo groups
Part 2
All on OV935
End of Trial
Off treatment
Plasma 24HC (ng/mL)
80
60
40
20
0
4
13
4
12
4
7
4
8
4
6
4
7
4
8
Baseline
11
21
31
41
85
121
Time (Study days)
On Placebo and who cross-over to OV935 after Day 31
On OV935 in both Part 1 and Part 2
Plasma 24HC concentration assessed at baseline, pre-dose at Days 11-85, and Day 121 (~30 days following the end of the Treatment)

Seizure Frequency

- 61% reduction in median seizure frequency observed at Day 92
- Observed interaction with concomitant perampanel use
- Two of 11 patients became seizure-free during the last 28 days of treatment (to Day 92)

24HC

- Reduction of 24HC with OV935 treatment associated with decrease in seizure frequency over time
- Supports continued investigation of 24HC as a potential biomarker of target engagement

Ovid THERAPEUTICS

*Data represent per protocol analyses; ITT group (n=18) demonstrated median reduction in total seizures of 36% at Day 85. Two patients withdrew in Part 1 (weakness (n=1); difficulty with walking/worsening lethargy (n=1)) and two patients withdrew in Part 2 (seizure cluster (n=2)).

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OV935 is Being Evaluated in a Robust and Comprehensive Clinical Development Program Chromosome 15q Duplication Syndrome CDKL5 Deficiency  Disorder Lennox-Gastaut syndrome Dravet syndrome ARCADE: Phase 2 Open-label pilot trial ~30 pediatric patients ELEKTRA: Phase 2 Double-blind, placebo-controlled trial 126 pediatric patients Phase 1b/2a Adult patients Primary endpoint: Percent change seizure frequency DEE Primary endpoint: Percent change seizure frequency Primary endpoint: Safety and tolerability ENDYMION Open-label extension (OLE) trial

ENDYMION: An OLE Study to Evaluate Long-Term Safety and Efficacy of OV935


Completion of previous OV935 study
OV935 Treatment (104 weeks)
(2 weeks titration followed by 102 weeks maintenance)*
Safety Follow-up
(4 weeks)

Trial Design

- Prospective, interventional, open-label, multi-site, extension study
- N ~176
- Status: recruiting

Endpoints

Primary:

- Safety and tolerability

Secondary:

- Efficacy – % change in seizure frequency

Key Inclusion Criteria

- Aged ≥2 and ≤65 years
- Has participated in a previous OV935 study

Ovid THERAPEUTICS

*Patients who rollover from an open-label study will continue on their current dose for 104 weeks without titration.
Clinicaltrials.gov/NCT03635073. Accessed January 29, 2019.

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ARCADE is a Phase 2 Open Label Study in Patients With Two Rare Epilepsy Disorders



15q Duplication (n~15)
CDKL5 Deficiency Disorder (n~15)
Screening
Baseline
Dose Optimization Period
Maintenance Period
Follow-up Visit
~ 4-6 weeks
8 weeks
12 weeks

Endpoints

Primary efficacy:
- % Change in seizure frequency

Secondary efficacy:
- CGI-S/C
- 24HC

Safety: safety & tolerability

Key Inclusion Criteria

- Aged ≥2 and ≤35 years
- Confirmed diagnosis of CDD or dup15q syndrome
- Currently taking 1–6 AEDs at a stable dose
- Failed to become and remain seizure free with trials of ≥2 AEDs

Ovid THERAPEUTICS

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ELEKTRA is a Phase 2 Double Blinded, Placebo Controlled Study in Patients With LGS and Dravet



Dravet syndrome (n=40)
Lennox Gastaut syndrome (n=86)
Screening
Baseline
Titration & Dose Optimization Period
Placebo
Maintenance Period
Placebo
Follow-up Visit
~ 4-6 weeks
8 weeks
12 weeks

Endpoints

Primary efficacy:
- % Change in seizure frequency

Secondary efficacy:
- CGI-S/C
- 24HC

Safety: safety & tolerability

Key Inclusion Criteria

- Aged ≥2 and ≤17 years
- Confirmed diagnosis of Dravet Syndrome or LGS
- Weight of ≥10 kg at the Screening visit
- Currently taking 1–4 AEDs at a stable dose
- Failed to become and remain seizure free with trials of ≥2 AEDs

Ovid THERAPEUTICS

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Key Milestones: Expected in 2019 and Beyond for OV935 2020 + 2H 2019 Complete enrollment in ELEKTRA study Q3 19: Interim data from ENDYMION study Initiate pivotal study in DS/LGS Initiate pivotal study in CDD / Dup15q Data from ELEKTRA study in DS and LGS patients Q1 20: Data from ARCADE study in CDD and Dup15q RARE EPILEPSIES Note: Dotted line indicates subject to data readout

EARLY STAGE RESEARCH PROGRAMS Tom Parry, PhD, MBA Vice President, Research and Early Development

Early Phase Strategic Assessment in Research Future Therapeutics OV101 positioned as first line oral therapy Possible future genetic therapies as combination with OV101 OV881 early stage potential microRNA therapy for treatment of Angelman syndrome Very high unmet needs OV935 provides clear direction for follow up Possible future oral therapeutics to leverage learning OV329: highly potent and selective GABA aminotransferase inhibitor Rare Epilepsies Angelman Syndrome

OV881: microRNA Gene Therapy Approach for Treating AS; Potential for Combination With OV101 Chamberlain and Lalande • Angelman Syndrome J. Neurosci., July 28, 2010 • 30(30):9958 –9963 Research Overview Certain microRNAs are shown to regulate UBE3A antisense that blocks UBE3A expression Goal Develop disease-modifying noncoding microRNA vector-based approach reduce expression of UBE3A-antisense restore UBE3A expression Next Steps Screening microRNA vectors for pharmacologic activity in vitro and in animal models

OV329 Research Program Targeting GABA-T for Rare Epilepsies

Research Overview

OV329 targets GABA-T

- Inhibits/inactivates GABA-T enzyme
    - Reduced GABA-T activity leads to increased synaptic GABA levels
    - Increased GABA signaling reduces neuronal hyperexcitability; i.e. reduce epileptic foci activity
- Potential indications: Infantile spasms; Focal onset seizures

Next Steps

Non-clinical safety assessment



Presynaptic Terminal
SSA
GABA-T
GAD
Glutamate
OV329
OH
H_2N
O
GABA (1)
Release
Glia Cell
GABA
OV329
GABA-T
SSA
Glial Uptake
Neuronal Uptake
Receptors
Postsynaptic Cell

Ovid THERAPEUTICS

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FIRESIDE CHAT Cesar Ochoa-Lubinoff MD, MPH, FAAP Head, Division of Developmental-Behavioral Pediatrics, Rush Children's Hospital - Rush University Medical Center Daniel Tarquinio DO, MS Founder, Center for Rare Neurological Diseases in Norcross, GA Alex Kolevzon MD Professor of Psychiatry and Pediatrics Director, Child and Adolescent Psychiatry Clinical Director, Seaver Autism Center Amit Rakhit MD, MBA Moderator

CONCLUSION Jeremy Levin, DPhil, MB, BChir Chairman, CEO

In Summary Transforming lives of people with rare neurological disorders Robust pipeline of first-in-class therapeutics acting on novel targets We have differentiated therapeutics in areas of high unmet medical needs NEPTUNE is a pivotal Phase 3 program for patients with Angelman syndrome CGI-I-AS is the sole primary endpoint Topline data by mid-2020 Clear route to registration No other programs for AS in clinic We anticipate significant value-creating events over the coming year OV101 Angelman syndrome, Fragile X syndrome OV935 ENDYMION data, ARCADE data

Key Milestones: Expected in 2019 and Beyond

	2H 2019	2020 +
ANGELMAN SYNDROME	Q3 19: Begin enrollment in pivotal Phase 3 NEPTUNE trial Q3 19: EU ODD in Angelman syndrome 2H 19: EU Scientific Advice for Angelman syndrome	Mid-2020: Phase 3 NEPTUNE topline data Submit NDA for OV101 in Angelman syndrome (US) Submit MAA for OV101 in Angelman syndrome (EU)
FRAGILE X SYNDROME	YE19 / Early 20: Data from Phase 2 ROCKET study	Initiate pivotal in Fragile X
RARE EPILEPSIES	Q3 19: Interim data from ENDYMION study	Q1 20: Data from ARCADE study in CDD and Dup15q Complete enrollment in ELEKTRA study Initiate pivotal study in CDD / Dup15q Data from ELEKTRA study in DS and LGS patients Initiate pivotal study in DS/LGS

Note: Dotted line indicates subject to data readout

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Ovid Therapeutics: Our Inspiration to Succeed

Q&A